UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2004

UNIVISION COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884

1999 Avenue of the Stars, Suite 3050

Los Angeles, California

(Address of Principal Executive Offices)

90067

(Zip Code)

Tel: (310) 556-7676

(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition

        On May 6, 2004, Univision Communications Inc. issued a press release announcing its results of operations for the three months ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

Exhibit Index

99.1         Press release.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)

	By	/s/ Jeffrey T. Hinson

May 6, 2004

Jeffrey T. Hinson

Los Angeles, California		Executive Vice President and
Chief Financial Officer